SHARON
- AI -



2Q 2026
Results Presentation

6 August 2026

Disclaimers

This presentation (this "Presentation") is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt.

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Sharon AI Holdings Inc. ("Sharon AI") assumes no obligation to update the information in this Presentation, except as required by law. In all cases, interested parties should conduct and rely on their own investigation and analysis of Sharon AI and the information contained herein, including the merits and risks involved.

No Offer of Solicitation

This Presentation does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Representation or Warranties

All information is provided "AS IS" and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Sharon AI or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Sharon AI has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Sharon AI. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data

In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Sharon AI competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Sharon AI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Sharon AI with the SEC, and such differences may be material. In particular, all Sharon AI projected financial information included herein is preliminary and subject to risks and uncertainties. Any variation between Sharon AI's actual results and the projected financial information included herein may be material. This Presentation also contains non-GAAP financial measures and key metrics relating to the company's projected future performance. A reconciliation of these non-GAAP financial measures to the corresponding GAAP measures on a forward-looking basis is not available because the various reconciling items are difficult to predict and subject to constant change.

Use of Projections

This Presentation may contain projected financial information with respect to Sharon AI. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Cautionary Statements Regarding Forward Looking Statements

This Presentation may contain forward-looking statements including, but not limited to, Sharon AI's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "intends," or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in certain of Sharon AI's reports filed with the SEC under the heading "Risk Factors." These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Sharon AI believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sharon AI is not under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

In addition to factors previously disclosed in Sharon AI's reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding Sharon AI's strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Sharon AI's ability to invest in growth initiatives and pursue acquisition opportunities; (ii) limited liquidity and trading of Sharon AI's securities; (iii) geopolitical risk and changes in applicable laws or regulations; (iv) the possibility that Sharon AI may be adversely affected by other economic, business, and/or competitive factors; and (v) operational risk.

Any financial projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sharon AI's control. While all projections are necessarily speculative, Sharon AI believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Presentation should not be regarded as an indication that Sharon AI, or ITS representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. The foregoing list of factors is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Sharon AI and is not intended to form the basis of an investment decision in Sharon AI. Readers should carefully review the foregoing factors and other risks and uncertainties described in the "Risk Factors" section of the reports, which Sharon AI has filed or will file from time to time with the SEC. There may be additional risks that Sharon AI does not presently know, or that Sharon AI currently believes are immaterial, that could cause actual results to differ from those contained in forward looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward – looking statements in this Presentation. All subsequent written and oral forward-looking statements concerning Sharon AI or other matters and attributable to Sharon AI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Agenda and Presenters

SHARON -AI-

PRESENTER



James Manning
Co-Founder &
Chief Executive Officer

2Q 2026 & Subsequent Highlights

SHARON -AI-

212MW	**64,000+**	**~US$2.2bn**	**US$8.8bn**
Total capacity - 120MW contracted	GPUs expected for deployment by mid-2027	Capital secured since Dec 2025	TCV executed YTD

CUSTOMER MOMENTUM

- Six-year strategic compute collaboration with NVIDIA (US$4.9bn TCV)
- Five-year, take-or-pay agreement with a global AI lab (US$1.32bn TCV)
- Five-year, take-or-pay agreement with a global technology company (US$950m TCV)
- Five-year, take-or-pay agreement with a global AI platform (US$373m TCV; deployment of 2048 B300 GPUs)

PLATFORM SCALE

- Expanded data center capacity to 212MW across Australia and New Zealand with growing pipeline
- Over 64,000 NVIDIA GPUs expected for deployment by mid-2027
- Expanded VAST Data partnership with 600PB commitment, sized to support 100,000 GPUs

CAPITAL & GOVERNANCE

- US$1.6bn oversubscribed financing (June 2026); US$350m convertible notes (April 2026)
- Appointed Anuj Goel (ex-Macquarie) as CFO and Melissa Anastasiou as Chief Legal Officer
- Andrew Penn AO appointed Non-Executive Chairman

Sharon AI Overview

SHARON -AI-

An Australian Neocloud operator, purpose-built to power the next generation of artificial intelligence and high-performance computing

WHAT WE DO

- Design and operate AI-native infrastructure optimised for large-scale training, inference and HPC — not general-purpose cloud
- Deliver GPU-as-a-Service, AI Platform (PaaS) and high-performance storage as one integrated ecosystem
- Serve enterprise, government, hyperscaler and AI-native customers

WHY WE WIN

- Leading NVIDIA Cloud Partner in Australia with access to B200, B300 and GB300 GPUs
- Purpose-built networking, storage and orchestration drives higher density than traditional cloud
- Australian-hosted, low-latency, sovereign infrastructure for regulated industries
- Speed-to-market — deployed into tier III/IV data centres rather than building from scratch

PROOF POINTS

- Deploys and operates AI superclusters at scale for sophisticated global customers
- Marquee wins: NVIDIA, ESDS, a global technology company, a global AI lab, a global AI platform, Canva, GMI
- 212MW of AI Factory capacity across Australia and New Zealand

AI Cloud Success Drivers

SHARON -AI-

Access to GPUs, grid-constrained high-density power, tightening data regulation and capital intensity create high barriers to entry in the global Neocloud and GPU-as-a-Service markets — Sharon AI is well positioned on each

01 GPU Allocation

Timely GPU access is the key constraint — manufacturing limits and hyperscaler prioritisation reduce supply

Emerging providers face long lead times against larger incumbents

Sharon AI edge
NVIDIA Cloud Partner status and a six-year NVIDIA collaboration for up to 40,000 GB300s

02 Power Access

High-density GPU clusters demand substantial, reliable power

Grid constraints make ready sites scarce and slow to secure

Sharon AI edge
Multi-site NEXTDC tier III/IV relationship underpins 212MW of secured capacity

03 Regulations

Nations increasingly mandate that sensitive data stays onshore

Providers must localise infrastructure and adapt to evolving rules

Sharon AI edge
Australian-hosted sovereign infrastructure, now extended with a first New Zealand AI Factory

04 Capital & Talent

Neocloud entry requires heavy capital and specialised HPC talent

GPUs, networking and operations are all capital-intensive

Sharon AI edge
US$1.6bn financing plus ongoing GPU financing, and senior hires — CFO Anuj Goel, CLO Melissa Anastasiou

Six-Year Strategic Collaboration with NVIDIA

First-of-its-kind partnership deepens Sharon AI's position as a leading NVIDIA Cloud Partner and underpins the next phase of AI Factory build-out in Australia

- Strategically facilitates compute access to AI native and enterprise ecosystem
- Reinforces supply certainty through the NVIDIA Cloud Partner (NCP) program
- The six-year MSA is an anchor commitment that de-risks the hardware buildout and lets Sharon AI upsell reserved capacity to third party customers

72MW Capacity	**40,000** GB300 GPUs
6yr Tenure	**US$4.9bn** Minimum revenue under MSA

~US$817m Average revenue per annum at implied base rates

NVIDIA as an Anchor, Not a Ceiling

The six-year MSA is an anchor commitment that de-risks the hardware buildout and lets Sharon AI upsell reserved capacity to customers seeking shorter-duration compute — while retaining the anchor economics and sharing in the upside

HOW THE ANCHOR COMMITMENT COMPOUNDS

01

Anchor

NVIDIA underwrites 72 MW and up to 40,000 GB300 GPUs over six years, enabling Sharon AI to channel that capacity to the wider AI ecosystem.

02

De-risked financing

Contracted "anchor" revenue provides lenders with greater certainty, lowering the cost of capital on the AI Factory build-out.

03

Upsell

Capacity is contracted to end customers (in lieu of NVIDIA) seeking shorter-duration compute at prevailing spot market rates.

04

Compounding economics

Sharon AI retains 100% of the anchor price on capacity sold to end customers and shares in any upside above it, and the program can continue to roll into the next allocation.

Illustrative Customer Contract Lifecycle

SHARON -AI-

Take-or-pay contracting means customers pay monthly for reserved capacity, ensuring 100% utilization once deployed — and the switching costs built into the platform make re-contracting a natural outcome at the end of each term

01 · Month 1

Contract & prepayment

Customer prepayment at execution allows Sharon AI to submit the purchase order for the specific GPU and network infrastructure.

02 · Months 1–4

Procure & install

Hardware delivered within 2–3 months. Final payment on delivery; infrastructure installed and configured in 2–4 weeks.

03 · Months 5–64

Operational phase

Monthly revenue recognized for the full contract term on reserved capacity — ensures payment irrespective of whether the customer uses compute 100% of the time.

04 · Years 3–6+

Post-contract life

2+ years of useful economic life remain — re-contract, sell on the on-demand market, or redeploy through the inference engine.

WHY CUSTOMERS RE-CONTRACT

Data gravity

Moving petabytes between clouds, not compute, is the real switching cost — 600PB is committed and available under the expanded VAST Data partnership for customers to grow into.

Purpose-built platform

Networking, storage and orchestration are tuned to each workload; switching providers means building and validating that stack from scratch, not a lift-and-shift.

Time to compute

Redeploying elsewhere likely means a multi-month hardware lead time plus install and configuration, while timely GPU access stays the key constraint.

Direct upgrade path

As an NVIDIA Cloud Partner with access to the latest NVIDIA GPUs, each generational upgrade comes through the existing provider and its allocation — not a new queue for scarce supply.

A Partner Ecosystem Built for Scale

Sharon AI orchestrates a best-in-class ecosystem — compute, data centers, networking, data platform, integration and hardware — around a single AI Cloud infrastructure platform



NVIDIA Preferred Partner
GPUs · Enablement
VAST
Data Platform · 600PB
CISCO
Networking
SHARON -AI-
AI CLOUD INFRASTRUCTURE PLATFORM
NEXTDC
EQUINIX
GreenSquare
CDC
Data Centers
World Wide Technology
Procurement · Installation
Lenovo
DELL
Hardware · Lifecycle

Rising Secured Capacity with Growing Pipeline

Secured AI Factory capacity has scaled ~4x in 2026 YTD, with contracted capacity accelerating sharply as deployments come online



Contracted Capacity
Announced Capacity
54MW
2MW
70MW
18MW
100MW
30MW
132MW
102MW
132MW
116MW
212MW
120MW
Feb 19, 2026
Mar 31, 2026
May 16, 2026
Jun 12, 2026
July 16, 2026
Aug 6, 2026
+80MW
Capacity upgrade

Contracted Revenue

CUMULATIVE CONTRACTED TCV (US$)



+$1.3bn
+$0.95bn
+$4.9bn
+$1.32bn
+$0.4bn
~$8.8bn
Q1 2026
ESDS · Canva · GMI
May 2026
Global tech co.
Jun 2026
NVIDIA Anchor
Jul 2026
Global AI lab
Aug 2026
Global AI platform
Contracted TCV

92MWs

Remains uncontracted

Financing the Build-Out

SHARON -AI-

~$2.2bn Capital raised since Dec 25

$1,600m oversubscribed strategic financing included a US$900m private placement of common stock and US$700m in convertible notes, to accelerate AI Factory build-out across Australia and the Asia-Pacific.

- Builds on the US$350m convertible note and US$125m Nasdaq IPO earlier in 2026
- US$74M recycled from the TCDC divestment into the AI Cloud Infrastructure Platform

US$

Dec 2025 · Convertible notes	**$103m**
Jan 2026 · TCDC divestment	**$74m**
Feb 2026 · Nasdaq IPO	**$125m**
Apr 2026 · Convertible notes	**$350m**
Jun 2026 · Strategic financing	**$1,600m**
Total	**$2,252m**

Outlook

Sharon AI expects continued growth in its core operations as contracted capacity begins to generate revenue

01 Demand continues to **materially outweigh supply**, with 212MW capacity secured for deployment by end of 2027 and contracting visibility now extending through 2031

02 **Well funded** for the near-term build-out following the US$1.6bn financing, with a growing pipeline of additional capacity

03 Revenue is expected to ramp **materially from the third quarter of 2026 through 2027 as larger scale** deployments come online

04 **64,000+ NVIDIA GPUs** expected to be deployed by mid-2027 across the Australian and New Zealand AI Factories

Q&A



2Q 2026 Financial Summary

SHARON -AI-

US$ in millions

METRIC	2Q 2025	2Q 2026	YoY Δ
Revenue	0.4	1.9	1.6
Cost of revenue	0.4	0.8	0.4
Gross profit (loss)	(0.0)	1.2	1.2
Loss from operations	(2.6)	(12.1)	(9.5)
Net loss[1]	(2.6)	(430.4)	(427.8)
Adjusted EBITDA (Non-GAAP)	(1.7)	0.6	2.3

	Dec 31, 2025	June 30, 2026	
Cash & cash equivalents	71.1	1,861.3	1,790.3

[1] Included non-cash items totaling approximately US$423 million, primarily reflecting a US$400.4 million fair value loss on convertible notes resulting from share price appreciation.

Condensed Statement of Operations — Three Months Ended 30 June 2026

Unaudited · US$ in thousands, except per share data · Prepared in accordance with U.S. GAAP

US$ in thousands	Q2 FY26	Q2 FY25	Variance ($)	Var %
Revenue	$1,931	$377	$1,554	412%
Cost of revenue	$762	$398	$364	91%
Gross profit (loss)	$1,170	-$21	$1,191	5671%
Share-based compensation	$2,671	$489	$2,182	446%
Selling, general and administrative	$8,685	$1,083	$7,602	702%
Other expenses	$1,881	$1,170	$711	61%
Other income	$0	-$153	$153	100%
Loss from operations	-$12,068	-$2,610	-$9,457	362%
Change in fair value of digital assets	$0	-$63	$63	100%
Change in fair value of warrant liabilities	-$6,139	$0	-$6,139	N/A
Change in fair value of convertible notes	-$400,441	$0	-$400,441	N/A
Change in fair value of share-based payment	$335	$0	$335	N/A
FX gain or loss	-$12,716	$0	-$12,716	N/A
Gain on investment in NUAI shares	$6,493	$0	$6,493	N/A
Gain on sale of investment in TCDC	$1	$0	$1	N/A
Interest income (expense), net	-$4,528	-$44	-$4,484	10303%
Loss before income taxes	-$429,063	-$2,717	-$426,346	15695%
Income tax (expense) benefit	-$1,306	$128	-$1,434	1124%
Net loss	-$430,369	-$2,589	-$427,780	16524%
Net loss attributable to non-controlling interest	-$2,066	-$12	-$2,053	16525%
Net loss attributable to SharonAI Holdings	-$428,303	-$2,576	-$425,727	16524%

Condensed Balance Sheet — As at 30 June 2026

Unaudited · US$ in thousands · Line items aligned to statutory chart of accounts

ASSETS

US$ in thousands	Jun 2026	Dec 2025	Movement
Current assets			
Cash and cash equivalents	1,861,348	71,073	1,790,275
Trade and other receivables	28,459	750	27,709
Convertible note proceeds receivable	-	15,171	-15,171
Assets held for sale	1,170	1,135	35
Other current assets	47,196	288	46,908
Total current assets	**1,938,173**	**88,417**	**1,849,756**
Property and equipment, net	26,323	15,208	11,115
Right-of-use assets, net	6,889	7,141	-252
Equipment, software and lease prepayments	302,648	-	302,648
Certificates of deposit	12,748	915	11,833
Other long-term assets	16,512	3,414	13,098
Goodwill	18,044	18,044	0
TOTAL ASSETS	2,321,338	**133,140**	**2,188,198**

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

US$ in thousands	Jun 2026	Dec 2025	Movement
Current liabilities			
Trade and other payables	32,408	3,433	28,975
Warrant liability	6,145	890	5,255
Note payable	-	2,255	-2,255
Convertible notes	1,006,535	129,017	877,518
Safety note liability	6	-	6
Finance lease liabilities, current	1,176	1,073	103
Other current liabilities	-	2,702	-2,702
Customer Deposits	143,880	-	143,880
Total current liabilities	1,190,151	139,370	1,050,780
Finance lease liabilities, non-current	3,640	3,918	-278
TOTAL LIABILITIES	**1,193,791**	**143,288**	**1,050,502**
Common Stock — Class A & B	3	1	2
Additional paid-in capital	1,624,995	33,862	1,591,133
Accumulated deficit	(491,748)	(43,529)	-448,219
Accumulated other comprehensive loss	(3,418)	(373)	-3,045
Non-controlling interest	(2,285)	(109)	-2,177
TOTAL EQUITY (DEFICIT)	1,127,547	**(10,148)**	**1,137,696**
TOTAL LIABILITIES AND EQUITY	2,321,338	**133,140**	**2,188,198**

Source: SharonAI Holdings, Inc. Form 10-Q for the period ended 30 June 2026. Captions aligned to the company's statutory (STAT) chart of accounts.

Adjusted EBITDA — Non-GAAP Analysis · 30 June 2026

Removes the impact of fair value remeasurements, foreign currency movements and other non-operating items

Q2 FY26 Adjusted EBITDA

$0.59m

Q2 FY25: $(1.68m)

Revenue

$1.93m

vs. $0.38m pcp

Operating loss

$(12.07m)

vs. $(2.61m) pcp

Adjusted EBITDA is a non-GAAP financial measure and is not a substitute for net loss. Management uses Adjusted EBITDA to evaluate ongoing operating performance by excluding non-cash, non-recurring or non-operating items: fair value remeasurements of convertible notes, warrant liabilities, equity investments and digital assets; gain on sale of investments; and foreign currency translation effects. See Slide 20 for the full reconciliation.

Reconciliation — US$ in thousands	Q2 FY26	Q2 FY25
Net loss	(430,369)	(2,589)
+ Income tax expense (benefit)	1,306	(128)
+ Net interest expense (income)	4,528	44
+ Depreciation	1,881	439
EBITDA	(422,654)	(2,234)
+ Share-based compensation	2,671	489
+ Change in fair value of convertible notes	400,441	-
+ Change in fair value of warrant liabilities	6,139	-
+ Change in fair value of digital assets	-	63
+ Unrealized Foreign currency gain	14,329	-
+ Change in fair value of share-based payment	(335)	-
Adjusted EBITDA (Non-GAAP)	591	(1,682)

Source: SharonAI Holdings, Inc. Form 10-Q for the period ended 30 June 2026.

Reconciliation of Non-GAAP Adjustments — 30 June 2026

SHARON AI

Detail of each fair value, foreign currency and non-recurring item removed in arriving at Adjusted EBITDA

Adjustment	Q2 FY26 (US$ '000)	Q2 FY25 (US$ '000)	Nature	Cash / Non-cash
+ Share-based compensation	2,671	489	Equity-settled employee awards	Non-cash
+ Change in fair value of convertible notes	400,441	-	Fair Value Adjustment of Convertible note conversion	Non-cash
+ Change in fair value of warrant liabilities	6,139	-	Mark-to-market on warrants	Non-cash
+ Change in fair value of digital assets	-	63	Mark-to-market on crypto holdings	Non-cash
+ Unrealized Foreign currency gain	14,329	-	Unrealized FX Movements	Non-cash
- Change in fair value of share-based payment	(335)	-	Fair value adjustment for share based payments	Non-cash
Total non-GAAP adjustments	423,245	552		

All amounts unaudited and in US dollars. Reconciliation prepared by management from the Consolidated Condensed Statement of Operations within the Form 10-Q.

Global Reach: Instant Performance

SHARON -AI-

Low-latency connectivity with seamless direct cloud on-ramps.

Global fiber connectivity provides for world-wide training and Asia-Pacific inference capabilities.

Latency time shown in milliseconds (ms).



UK 266ms
EU 238ms
UAE 269ms
SG 92ms
KR 175ms
HK 127ms
JP 99ms
TW 132ms
US West 149ms
US East 206ms
Auckland 29ms

Source:
https://wondernetwork.com/pings/Sydney as of 4 August 2026



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